                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CORINTHIAN COLLEGES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

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

                      [LOGO OF CORINTHIAN COLLEGES, INC.]

                                                               October 16, 2000

Dear Fellow Stockholder:

  On behalf of the Board of Directors, you are cordially invited to attend the 2000 Annual Meeting of Stockholders of Corinthian Colleges, Inc. to be held at 6 Hutton Centre Drive, Suite 100, Santa Ana, California 92707, on November 16, 2000 at 10:00 a.m., local time. The formal notice of the Annual Meeting appears on the following page. The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.

  During the Annual Meeting, stockholders will view a presentation by Corinthian and have the opportunity to ask questions. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

  We look forward to seeing you on November 16, 2000 and urge you to return your proxy card as soon as possible.

                                          Sincerely,

                                          /s/ DAVID G. MOORE

                                          David G. Moore
                                          President and Chief Executive Officer

                           CORINTHIAN COLLEGES, INC.
                       6 Hutton Centre Drive, Suite 400
                           Santa Ana, CA 92707-5765
                                (714) 427-3000

                   Notice of Annual Meeting of Stockholders
                        to be held on November 16, 2000

TO THE STOCKHOLDERS OF CORINTHIAN COLLEGES, INC.:

  The Annual Meeting of Stockholders of Corinthian Colleges, Inc. (the "Company") will be held at 10:00 a.m., California time, on November 16, 2000, at 6 Hutton Centre Drive, Suite 100, Santa Ana, California 92707, for the following purposes:

    1. To vote for the election of Paul R. St. Pierre and Linda Arey Skladany to the Company's Board of Directors for a three-year term expiring at the Annual Meeting of Stockholders in 2003;

    2. To approve an amendment to the Corinthian Colleges, Inc. 1998 Performance Award Plan which (i) authorizes the addition of 1,100,000 shares of Common Stock authorized for issuance under such plan and increase the maximum number of shares of Common Stock under such plan to 1,629,134 shares, (ii) increases the annual individual grant limit under such plan, and (iii) confirms the Company's ability to grant certain performance based awards under such plan;

    3. To approve the Company's Employee Stock Purchase Plan, which authorizes the issuance by the Company of up to 250,000 shares of the Company's Common Stock pursuant to such plan;

    4. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for its fiscal year ending June 30, 2001; and

    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on October 2, 2000 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the Board of Directors,

                                          /s/ DAVID G. MOORE

                                          David G. Moore

Santa Ana, California
October 16, 2000

-------------------------------------------------------------------------------
ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.
-------------------------------------------------------------------------------

                                PROXY STATEMENT

  The accompanying proxy is solicited by the Board of Directors of Corinthian Colleges, Inc, a Delaware corporation (the "Company" or "Corinthian"), for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., California time, on November 16, 2000, at 6 Hutton Centre Drive, Suite 100, Santa Ana, California 92707, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first sent to stockholders on or about October 16, 2000.

Record Date and Outstanding Shares

  The Board of Directors has fixed the close of business on October 2, 2000, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the Record Date, Corinthian had outstanding 10,350,235 shares of common stock, consisting of 9,173,675 shares of voting common stock, par value $0.0001 per share (the "Common Stock"), and 1,176,560 shares of nonvoting common stock, par value $0.0001 per share (the "Nonvoting Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Voting of Proxies

  Dennis N. Beal and Dennis L. Devereux, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Beal and Devereux are both executive officers of Corinthian. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of Corinthian of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Required Vote

  A plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the two nominees receiving the largest number of votes cast will be elected. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to (i) approve the proposed amendment to the Company's 1998 Performance Award Plan, (ii) adopt the Company's Employee Stock Purchase Plan, and (iii) ratify the appointment by the Board of Directors of Arthur Andersen LLP as Corinthian's independent auditors. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for each director position to be filled. Stockholders will not be allowed to cumulate their votes in the election of directors.

Voting by Street Name Holders

  If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

Quorum; Abstentions and Broker Non-Votes

  The required quorum for transaction of business at the Annual Meeting will be a majority of the shares entitled to vote that are issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as "unvoted" for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Summary Annual Report to Stockholders

  Corinthian's Form 10-K, which is incorporated into Corinthian's Annual Report to Stockholders for the fiscal year ended June 30, 2000 and contains financial and other information pertaining to Corinthian, is being furnished to stockholders simultaneously with this Proxy Statement.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Corinthian's Board of Directors currently consists of six directors. Article V of Corinthian's Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class II directors will be elected, each for a term of three years expiring at Corinthian's Annual Meeting of Stockholders in 2003. Both of the nominees are presently serving as directors of Corinthian. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of Corinthian. See "Nominees" below. The four directors whose terms of office do not expire in 2000 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below. If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

Nominees

  The names of the nominees for the office of director and certain information concerning such nominees are set forth below:

  Paul R. St. Pierre, age 55, has served as Corinthian's Vice President, Marketing & Admissions, as well as a member of the Board of Directors, since the Company's inception in July 1995. He was promoted to Executive Vice President in April 1998. He was employed by a subsidiary of National Education Corporation ("NEC") from 1991 to 1995. His first assignment at NEC was as School President for its San Bernardino, California campus. Subsequently, he held corporate assignments as Director of Special Projects, Vice President of Operations for the Learning Institutes Group (the largest colleges owned by NEC) and as Vice President, Marketing & Admissions for NEC. From 1986 to 1991, Mr. St. Pierre was employed by Allied Education Corporation, initially as School Director, but the majority of the period as Regional Operations Manager. He was employed as School Director at Watterson College in 1985. From 1982 to 1985, Mr. St. Pierre was Executive Vice President and Partner for University Consulting Associates, principally responsible for the marketing and sales of education services, on a contract basis, to institutions of higher education. He was previously employed, from 1980 to 1982, as Division Manager for the Institute for Professional Development, a division of Apollo Group. Mr. St. Pierre received a Bachelor of Arts in Philosophy from Stonehill College, a Master of Arts in Philosophy from Villanova University and is a Ph.D. candidate in Philosophy at Marquette University.

  Linda Arey Skladany, Esq., age 55, became a member of the Board of Directors effective upon the completion of Corinthian's initial public offering in February 1999. She is a member of the Compensation Committee of the Board. Ms. Skladany has been Vice President for Congressional Relations at Parry,
Romani & DeConcini, a Washington D.C. lobbying firm, since 1995. Ms. Skladany joined the Reagan administration in 1981 as Special Assistant, first to the Secretary of Education and then later to the United States Attorney General, before joining the United States Department of Transportation as Director of the Executive Secretariat under Secretary Elizabeth Dole. In 1985, Ms. Skladany joined President Reagan's White House staff as Special Assistant to the President and Deputy Director of the White House Office of Public Liaison. In 1988, President Reagan appointed Ms. Skladany to the Advisory Committee for Trade Negotiation. She was later appointed by Presidents Reagan and Bush, respectively, to the positions of Commissioner and Acting Chair of the Occupational Safety and Health Review Commission. From 1990 to 1995, Ms. Skladany was a legislative attorney and of counsel with the law firm of Holland and Hart. From 1993 to 1995, she also served as Executive Director of the Foundation for Environmental and Economic Progress. In 1994, Governor George Allen of Virginia appointed her to a four-year term on the Board of Visitors of the College of William and Mary. Ms. Skladany earned a Bachelor of Arts in Education from the College of William and Mary, a

Master of Arts in Education from Wake Forest University and a Juris Doctorate from the University of Richmond Law School. She has been admitted to the bar in Virginia and the District of Columbia.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES FOR ELECTION AS CLASS II DIRECTORS.

Other Directors

  The following persons will continue to serve as directors of Corinthian after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

  David G. Moore, age 62, is one of the founders of Corinthian and has served as President and Chief Executive Officer, as well as a member of the Board of Directors, since the Company's inception in July 1995. Mr. Moore is a Class III director and his term of office will expire at the annual meeting of the Company's stockholders in November 2001. Immediately prior to forming the Company, he was President of a subsidiary of NEC. From 1992 to 1994, Mr. Moore served as President of DeVry Institute of Technology in Los Angeles, where he developed DeVry's West Coast growth strategy. From 1980 to 1992 he was employed by Mott Community College in Flint, Michigan, where he was President from 1984 to 1992. From 1960 to 1980 Mr. Moore served a distinguished career in the U. S. Army, retiring at the rank of Colonel. Mr. Moore received a Bachelor of Arts in Political Science from Seattle University and Master of Business Administration from the University of Puget Sound. He has also completed the Management of Higher Education Program at Harvard University, post graduate studies in Higher Education Management at the University of Michigan and graduate study and research in Computer Science at Kansas State University.

  Dr. Carol D'Amico, age 48, became a member of the Board of Directors effective upon the completion of Corinthian's initial public offering in February 1999. Dr. D'Amico is a Class I director and her term of office will expire at the annual meeting of the Company's stockholders in November 2002. Since January 1999, Dr. D'Amico has served as Executive Director for Workforce, Economic and Community Development for Ivy Tech State College in Indianapolis, Indiana. From July 1995 to January 1999, she was employed by the Hudson Institute, located in Indianapolis, Indiana as Senior Fellow and Co-Director of the Workforce Development Center, established to conduct research on the future of the American workforce and American economic competitiveness. She is also co-author of Workforce 2020: Work and Workers in the 21st Century, published by the Hudson Institute in 1997. Prior to that, Dr. D'Amico served as Director, Educational Excellence Network and as Research Fellow at the Hudson Institute. From 1986 to 1990, she was a Policy and Planning Specialist with the Indiana Department of Education. She also served as Senior Program Analyst for the Indiana General Assembly from 1982 to 1986. Dr. D'Amico received a Bachelor of Science in Biology from Ball State University, and a Master of Science in Adult Education and an ED.D in Educational Leadership and Policy Studies from Indiana University.

  Jack D. Massimino, age 51, became a member of the Board of Directors effective upon the completion of Corinthian's initial public offering in February 1999. Mr. Massimino is a Class III director and his term of office will expire at the annual meeting of the Company's stockholders in November 2001. Mr. Massimino is retired and manages his personal investment portfolio. He was President and Chief Executive Officer of Talbert Medical Management Corporation, a publicly traded physician practice management company from 1995 through late 1997. Prior to his association with Talbert, Mr. Massimino was Executive Vice President and Chief Operations Officer of FHP International Corporation, a multi-state, publicly traded HMO, with revenues in excess of $4 billion. He also served in other executive positions since joining FHP in 1988, including Senior Vice President and Vice President, Corporate Development. Mr. Massimino has held other executive positions in the healthcare field since the mid 1970's. He received a Bachelor of Arts in Psychology from California Western University and earned a Master's Degree in Management from the American Graduate School for International Management. Mr. Massimino has served on several boards, including Talbert Medical Management Corporation, FHP, Inc., Texas Health Plans, Great States Insurance Company, Art Institute of Southern California, Thunderbird World Business Advisory Council and the Orange County Business Committee for the Arts.

  Loyal Wilson, age 52, has served as a member of the Board of Directors since Corinthian's inception in July 1995. Mr. Wilson is a Class I director and his term of office will expire at the annual meeting of the Company's stockholders in November 2002. He has been a Managing General Partner of Primus Venture Partners since 1983 and a Managing Director of Primus Venture Partners, Inc. since 1993. In those capacities, Mr. Wilson has overseen investments by various venture funds controlled by those entities in numerous private companies. From 1975 to 1983, Mr. Wilson was employed by First Chicago Corporation. He is also a Director of STERIS Corporation and was formerly a Director of DeVry, Inc. He received a Bachelor of Arts in Economics from the University of North Carolina and a Masters in Business Administration from Indiana University.

Director Compensation

  During fiscal 2000, each director of Corinthian who was not an employee of Corinthian was paid a fee of $10,000 for his or her services as a director and was paid $1,000 for each Board of Directors meeting attended and $500 for each Board Committee meeting attended. Immediately following the date of the Annual Meeting in November 1999, each non-employee director was granted an option to purchase 3,000 shares of Common Stock at the then-current market price. In addition, immediately following the 2000 Annual Meeting, each non-employee director will be granted an option to purchase 3,000 shares of Common Stock at the then-current market price. The options granted to non-employee directors vest at the rate of 50% on each of the first and second anniversaries of the grant date. All non-employee directors are also reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Directors meetings and Committee meetings.

Attendance At Meetings

  The Board of Directors met in person or conducted telephonic meetings a total of eight times during fiscal year 2000. During that same period, the Board acted two times by unanimous written consent. Each incumbent director has attended at least 75% of all Board meetings and applicable committee meetings.

Committees of the Board Of Directors

  The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are not officers of Corinthian. The Board of Directors has no nominating committee; selection of nominees for the Board is made by the entire Board of Directors.

  The Audit Committee is composed of Mr. Wilson, Mr. Massimino and Dr. D'Amico. The Audit Committee is responsible for reviewing the internal accounting procedures of the Company and the results and scope of the audit and other services provided by the Company's independent auditors, consulting with the Company's independent auditors and recommending the appointment of independent auditors to the Board of Directors. The Audit Committee met once during the fiscal year ended June 30, 2000. Each member of the Audit Committee attended this meeting.

  The Compensation Committee is composed of Mr. Wilson, Mr. Massimino and Ms. Skladany. The Compensation Committee has the authority to supervise all of the matters related to the compensation of management of the Company, including determining policies and practices, changes in compensation and benefits for management, determination of employee benefits and all other matters relating to employee compensation, including matters relating to the administration of the Company's 1998 Performance Award Plan. If approved by the Company's stockholders, the Compensation Committee will also have authority to administer the Company's Employee Stock Purchase Plan. The Compensation Committee met three times during the fiscal year ended June 30, 2000. Each member of the Compensation Committee attended these meetings.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16 of the Securities Exchange Act of 1934, as amended, requires Corinthian's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of Corinthian's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received, Corinthian believes that during fiscal 2000 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons except for the following: each of the directors and Named Executive Officers (as defined below) filed their Forms 5 for fiscal year 2000 after the date prescribed under Section 16(a) and one new officer, Dennis N. Beal, filed his initial Form 3 after the prescribed time.

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

  The following table provides information concerning the annual and long-term compensation for services in all capacities to Corinthian for the fiscal years ended June 30, 2000, June 30, 1999 and June 30, 1998 for our chief executive officer and our next four most highly compensated executive officers (collectively, the "Named Executive Officers").

                                  Annual Compensation
                         ----------------------------------------
                                                     Other Annual   All Other
   Name and Principal    Fiscal  Salary   Bonus      Compensation  Compensation
        Position          Year    ($)      ($)          ($)(3)        ($)(4)
   ------------------    ------ -------- --------    ------------  ------------
David G. Moore .........  2000  $285,894 $300,000      $16,893        $6,965
 President and Chief      1999   236,250  105,000(2)    15,240         3,249
 Executive Officer        1998   232,356        0       14,256         3,189

Paul R. St. Pierre......  2000   220,256  240,000       23,193         6,085
 Executive Vice           1999   194,250  105,000(2)    19,457         3,885
 President, Marketing     1998   191,048        0       20,142         3,748

Frank J. McCord(1)......  2000   209,144  230,000       19,221             0
 Executive Vice           1999   183,750  105,000(2)    22,304             0
 President and Chief      1998   180,721        0       21,158             0
 Financial Officer

Dennis L. Devereux......  2000   198,033  220,000       21,362         5,832
 Executive Vice           1999   173,250  105,000(2)    23,085         3,281
 President, Human         1998   170,394        0       21,995         3,169
 Resources

Beth A. Wilson .........  2000   153,462  175,000      103,870(5)      4,631
 Vice President,          1999   125,193   37,685            0         2,720
 Operations

--------
(1) Mr. McCord retired from the Company effective June 30, 2000.

(2) Consists of a $50,000 bonus earned and paid during fiscal 1999 and a $55,000 bonus earned during fiscal 1999 but paid subsequent to the end of the fiscal year.

(3) Includes $12,220 per year for auto allowance for each of the Named Executive Officers except Ms. Wilson.

(4) Represents the Company's matching contribution to the employees' 401(k) Plan. This benefit is provided to all eligible Company employees on a 100% matching basis up to 2% of each employee's annual salary and on a 50% matching basis up to the next 4% of each employee's annual salary.

(5) Consists of $103,870 paid to offset taxes associated with relocation reimbursement.

                     OPTION GRANTS DURING FISCAL YEAR 2000

  The following table sets forth information regarding options to purchase Common Stock granted during the year ended June 30, 2000 to each of the Named Executive Officers. The Company does not have any outstanding stock appreciation rights.

                                                                               Potential
                                                                              Realizable
                                                                           Value at Assumed
                                     % of Total                             Annual Rates of
                         Number of    Options                                Stock Price
                         Securities  Granted to                            Appreciation for
                         Underlying Employees in  Exercise or                Option Term(1)
                          Options      Fiscal    Base Price per Expiration -----------------
      Name               Granted(#)   Year(%)      Share($/SH)     Date       5%       10%
      ----               ---------- ------------ -------------- ---------- -------- --------
David G. Moore..........   20,000       8.35%        $16.00      8/26/09   $201,246 $509,998
Paul R. St. Pierre......   20,000       8.35          16.00      8/26/09    201,246  509,998
Frank J. McCord.........   20,000       8.35          16.00      8/26/09    201,246  509,998
                            5,000       2.09          17.00      4/14/00     53,456  135,468
Dennis L. Devereux......   20,000       8.35          16.00      8/26/09    201,246  509,998
Beth Wilson.............    4,000       1.69          16.00      8/26/09     40,249  102,000
                           11,238       4.69          17.00      4/14/00    120,148  304,478

--------
(1) The potential realizable values are based on an assumption that the stock price of the Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect an estimate of future stock price growth of the shares of the Common Stock.

       OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR END OPTION VALUES

  The following table contains information regarding the Named Executive Officers' unexercised options as of June 30, 2000. None of the Named Executive Officers exercised any options during fiscal 2000.

                                Number of Shares        Value of Unexercised
                             Underlying Unexercised         in-the-Money
                                  Options as of             Options as of
                                June 30, 2000(#)         June 30, 2000($)(1)
      Name                  Exercisable/Unexercisable Exercisable/Unexercisable
      ----                  ------------------------- -------------------------
David G. Moore.............       5,534/25,534            $60,708/$209,508
Paul St. Pierre............       5,534/25,534              60,708/209,508
Frank J. McCord............       5,534/30,534              60,708/241,708
Dennis L. Devereux.........       5,534/25,534              60,708/209,508
Beth Wilson................       2,382/17,618              26,130/128,263

--------
(1) Based on the closing sale price of the Common Stock on June 30, 2000 ($23.44), as reported by the Nasdaq National Market, less the option exercise price.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee members are Loyal Wilson, Jack D. Massimino and Linda Arey Skladany.

  Loyal Wilson has served as a Director of the Company since its inception in 1995. Mr. Wilson is also a Managing Director of Primus Venture Partners, Inc., the sole general partner of Primus Venture Partners III Limited Partnership, the sole general partner of Primus Capital Fund III Limited Partnership ("Primus"), which holds more than 5% of the Company's common stock, including shares of the Company's Nonvoting Common Stock.

  BOCPII, Limited Liability Company and Banc One Capital Partners II, LLC (collectively "Banc One") together hold more than 5% of the Company's common stock, including shares of Nonvoting Common Stock.

  David Moore, Frank McCord, Paul St. Pierre and Dennis Devereux, who are each founders of the Company (collectively the "Founders") and are also Named Executive Officers, and the Company, Primus and Banc One are parties to a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the parties thereto have certain rights with respect to the registration under the Securities Act of 1933 of shares of Common Stock owned by them (including Common Stock receivable upon the conversion of Nonvoting Common Stock) (the "Registrable Securities").

  Primus and Banc One (the "Investors") are entitled to the following "demand" registration rights. At any time, the holders of a majority of the Investors' Registrable Securities (the "Investor Registrable Securities") may demand registration on Form S-1 of all or any portion of their Registrable Securities, and the holders of at least 10% of the Investor Registrable Securities may demand registration on Form S-2, Form S-3 or any similar short-form registration ("Short-Form Registration"), if available, of all or any portion of their Registrable Securities. For the first two such registrations on Form S-1, the holders of the Investor Registrable Securities are entitled to have the Company pay all registration expenses, except underwriting discounts and commissions ("Company-Paid Long-Form Registrations"); such holders may also demand an unlimited number of registrations on Form S-1 in which the holders pay their pro rata share of the registration expenses ("Holder-Paid Long-Form Registrations"), provided that the aggregate offering value of the Registrable Securities in each case must be at least $1,000,000. The holders of the Investor Registrable Securities are entitled to request an unlimited number of Short-Form Registrations in which the Company pays all registration expenses, except underwriting discounts and commissions, provided that the aggregate offering value of the Registrable Securities requested to be registered must be at least $500,000. Demand registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short-form.

  The Investors and the Founders are entitled to the following "piggyback" registration rights. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a demand registration), the Company must notify all holders of Registrable Securities of the registration and must include in the registration all Registrable Securities whose holders so request. If a "piggyback" registration is underwritten, and the managing underwriters advise the Company that the number of securities requested to be included exceeds the number which can be sold at an acceptable price, priority in the registration is as follows: (i) the securities the Company proposes to sell, (ii) the Investor Registrable Securities, and (iii) the Registrable Securities held by the Founders. The Company will pay all registration expenses, except underwriting discounts and commissions, in connection with any "piggyback" registration. Subsequent to the end of the Company's fiscal year 2000, the Company filed a registration statement on Form S-3 with respect to 3,000,000 shares of the Company's Common Stock, 200,000 of which were offered for sale by the Company and 2,800,000 of which were offered for sale by the Founders, Banc One and Primus (collectively, the "Selling Stockholders"). Pursuant to the Registration Rights Agreement, the Company will pay the registration expenses of the Selling Stockholders in connection with such offering, except for the underwriting discounts and commissions.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and establishes Corinthian's compensation strategy and policies and determines the nature and amount of all compensation for Corinthian's Named Executive Officers. The objectives of the Board of Directors in determining the levels and components of executive and key employee compensation are to (i) attract, motivate and retain talented and dedicated executive officers and other key employees, (ii) provide executive officers and other key employees with both cash and equity incentives to further the interests of Corinthian and its stockholders, and (iii) compensate executive officers and other key employees at levels comparable to those of executive officers and key employees at other comparable companies.

  Generally, the compensation of all executive officers and other key employees is composed of:

  .  a base salary,

  .  perquisites,

  .  bonuses, and

  .  periodic stock options.

  The Compensation Committee believes that these components offer the executive officers and other key employees competitive compensation while aligning their interests with those of the Company's stockholders. Through the use of stock options and annual bonuses, the executive officers and key employees are individually rewarded for their improvement of the Company's performance.

  Base Salaries. In determining the base salaries of the Named Executive Officers in fiscal 2000, the Board of Directors considered the performance of each executive in past years, the nature of the executive's responsibilities, the salary levels of executives at comparable publicly held companies and Corinthian's general compensation practices. Based on such criteria, each of the Named Executive Officers were given raises of their base salaries during the latter part of fiscal 2000. The base salaries of the Named Executive Officers are effective until changed at the discretion of the Compensation Committee.

  Bonuses. Discretionary bonuses for each Named Executive Officer are directly tied to achievement of specified goals by the Company and such executive and are a function of criteria which the Compensation Committee believes appropriately takes into account the specific areas of responsibility of the particular officer. Discretionary bonuses are paid as a percentage of the officer's base salary. The performance objectives in fiscal 2000 were based primarily on net income and other individual criteria established by the Compensation Committee at a time when the Company's actual performance in relation to the target remained uncertain (as defined in Section 162(m) of the Internal Revenue Code). The Compensation Committee may in the future impose, in its discretion, additional conditions or terms for the payment of bonuses, including the creation of other financial, strategic or individual goals.

  During fiscal 2000, the Compensation Committee awarded each Named Executive Officer 100% of such executive's targeted bonus. This determination was based on the achievement of significant net income growth for the Company during the year, the opening or acquisition of seven new schools, and the accomplishment of other individual objectives by the Named Executive Officers.

  Stock Options. Periodically, the Compensation Committee has, and expects in the future to, grant stock options to the Named Executive Officers and other key employees in order to provide a long-term incentive. The value of such stock options is directly tied to the performance of the Company's Common Stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock on the date of grant. In general, the options vest in equal annual installments over a four-year period beginning one year after the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives and other key employees, the Compensation Committee considers a number of factors, including the performance of such persons, achievement of specific delineated goals, the responsibilities and the relative position of such persons within Corinthian, review of compensation of executives and key employees in comparable companies and review of the number of stock options each such person currently possesses.

  Compensation of the Chief Executive Officer. Towards the end of fiscal year 2000, Mr. Moore's annual base salary was increased to $300,000 per year. Mr. Moore was also granted 20,000 stock options during the fiscal year.
Mr. Moore's salary increase and option grant were based on an evaluation which considered, in part, the Company's financial performance for fiscal 1999 and 2000, competitive levels of compensation for chief executive officers managing operations of similar size, complexity and performance level, and Mr. Moore's contribution to the Company's past business success. Mr. Moore's bonus was determined in the same manner as that of the other Named Executive Officers. The Compensation Committee believes this compensation package is generally competitive with the salaries of chief executive officers of companies of our size and structure.

  Compliance with Section 162(m). The Compensation Committee currently intends for all base salary and bonus compensation paid to the Named Executive Officers to be tax deductible to Corinthian pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) provides that compensation paid to the Named Executive Officers in excess of $1,000,000 cannot be deducted by Corinthian for federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders.

  The Compensation Committee believes that the executive compensation policies described in this report are in the best interests of the Company and its stockholders. The various compensation mechanisms maintain an appropriate balance between motivating the achievement of short-term goals and strategically incentivizing long-term success. The Compensation Committee will continue to monitor the overall effectiveness of the compensation program to ensure that it will continue to successfully meet our needs.

                                          THE COMPENSATION COMMITTEE

                                          Loyal Wilson
                                          Jack D. Massimino
                                          Linda Arey Skladany

        TRANSACTIONS BETWEEN THE COMPANY AND CERTAIN EXECUTIVE OFFICERS

Executives Agreements

  On November 24, 1997, the Company entered into a separate Amended and Restated Executive Stock Agreement with each of the Founders (the "Executive Agreements"). Each of the Executive Agreements provides for a severance benefit for each of the Founders in the event he is terminated by the Company, other than for Cause (as defined below), in an amount equal to the Founder's base salary (excluding bonuses) during the preceding 12 months, payable on a monthly basis in equal installments for each of the twelve succeeding months following the Founder's termination. "Cause" is defined as (i) the commission of a felony or a crime of moral turpitude or any act involving dishonesty, disloyalty or fraud, (ii) conduct that brings the Company into public disgrace or disrepute, (iii) substantial or repeated failure to perform duties directed by the Board of Directors, (iv) gross negligence or willful misconduct relating to the Company, or (v) any material breach of the Executive Agreement.

Loan to David G. Moore

  On August 31, 1999, the Company agreed to loan to David G. Moore, President and a Director of the Company, an amount of up to $350,000 under the terms of a Promissory Note and Pledge Agreement between the Company and Mr. Moore. The terms of the Promissory Note provide for interest at a rate of 7% per annum, payable on an annual basis and when the principal becomes due and payable in 2002. As security for this loan, Mr. Moore pledged to the Company 34,043 shares of his Common Stock in the Company. The pledged shares had a market value of approximately $700,000 as of the date of the Promissory Note and Pledge Agreement (based on the closing price of the Company's Common Stock on the day prior to the execution of the Pledge Agreement).

                               PERFORMANCE GRAPH

  The following graph shows a comparison of cumulative total returns for Corinthian, the Russell 2000 Index and an index of peer companies selected by Corinthian during the period commencing on February 5, 1999, the first trading date after Corinthian's initial public offering, and ending on June 30, 2000. The comparison assumes $100 was invested on February 5, 1999 in the Common Stock, the Russell 2000 Index and the peer companies selected by Corinthian and assumes the reinvestment of all dividends, if any. The companies in the peer group, all of which are education companies, are weighted according to their market capitalization. Included in the peer group are: Apollo Group Inc., Career Education Corporation, Computer Learning Centers, Inc., DeVry, Inc., Education Management Corporation, EduTrek International, Inc., ITT Educational Services, Inc., Quest Education Corporation, Strayer Education, Inc. and Whitman Education Group, Inc. The performance graph begins with Corinthian's initial public offering price of $18.00 per share.


                       [PERFORMANCE GRAPH APPEARS HERE]


                                  Customer
                                 Corinthian      Selected     Russell 2000
Measurement Period              Colleges Inc.   Stock List       Index
-------------------             -------------   ----------    ------------
FYE  2/05/1999                     $100.00        $100.00        $100.00
FYE  2/26/1999                     $124.33        $104.04        $ 91.79
FYE  3/31/1999                     $122.22        $111.81        $ 93.07
FYE  4/30/1999                     $ 91.00        $ 91.74        $101.32
FYE  5/28/1999                     $ 96.56        $ 88.98        $102.69
FYE  6/30/1999                     $104.89        $ 90.08        $107.19
FYE  7/30/1999                     $108.67         $80.98        $104.16
FYE  8/31/1999                     $114.22         $71.55        $100.19
FYE  9/30/1999                     $104.89         $70.02        $100.07
FYE 10/29/1999                     $108.33         $74.96        $100.38
FYE 11/30/1999                     $111.11         $75.01        $106.25
FYE 12/31/1999                     $132.67         $67.39        $118.10
FYE  1/31/2000                     $125.00         $66.53        $116.13
FYE  2/28/2000                     $ 99.33         $69.29        $135.18
FYE  3/31/2000                     $ 88.89         $91.11        $126.13
FYE  4/28/2000                     $119.44         $85.20        $118.45
FYE  5/31/2000                     $120.83         $90.60        $111.43
FYE  6/30/2000                     $130.22         $89.43        $120.96

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of September 15, 2000, certain information with respect to the beneficial ownership of the Common Stock by
(i) each person known by Corinthian to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Executive Officers and (iv) all of the Company's directors and Named Executive Officers as a group.

  Unless otherwise indicated below, the persons in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                Shares of Common  Percentage of
                                               Stock Beneficially  Outstanding
Name                                               Owned (1)      Shares Owned
----                                           ------------------ -------------
Primus Capital Fund III Limited Partnership..      2,918,652          28.2%
  5900 Landerbrook Drive
  Suite 200
  Cleveland, Ohio 44124
Banc One entities (2)........................      1,415,112          13.7
  c/o Stonehenge Holdings, Inc.
  150 East Gay Street, 24th Floor
  Columbus, OH 43215
David G. Moore (3)(12).......................        626,808           6.1
Paul R. St. Pierre (4)(12)...................        622,025           6.0
Frank J. McCord (5)(12)......................        411,788           4.0
Dennis Devereux (6)(12)......................        511,787           4.9
Beth Wilson (7)(12)..........................          3,382             *
Loyal Wilson (8)(12).........................      2,931,652          28.3
Jack D. Massimino (9)(12)....................         13,000             *
Linda Arey Skladany (10)(12).................          3,200             *
Carol D'Amico (11)(12).......................          3,000             *
All directors and executive officers as a
 group (9 persons) (3)(4)(5)(6)(7)(8)(9)(10)
 (11)........................................      5,126,642          49.3

--------
*    Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Commission. The number of shares beneficially owned by a person and the percentage ownership of that person includes shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 15, 2000. As of September 15, 2000, there were 10,350,235 outstanding shares of common stock, including 1,176,560 shares of Nonvoting Common Stock which are convertible into Common Stock upon a sale of such nonvoting common stock.

 (2) Consists of shares held by BOCPII, Limited Liability Company ("BOCPII"), and Banc One Capital Partners II, LLC ("Banc One"). BOCPII holds an aggregate of 861,585 shares, including 623,033 shares of Nonvoting Common Stock that are convertible into Common Stock on a share for share basis upon the sale of such stock. Banc One holds 553,527 shares of Nonvoting Common Stock that are convertible into Common Stock on a share for share basis upon the sale of such stock.

 (3) Includes 10,534 shares of Common Stock which may be acquired by Mr. Moore upon the exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000.

 (4) All such shares are held in a family trust of which Mr. St. Pierre is a grantor and a trustee and include 10,534 shares of Common Stock which may be acquired by Mr. St. Pierre upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000.

 (5) All of these shares are held in a family trust of which Mr. McCord is a grantor and a trustee and include 10,534 shares of Common Stock which may be acquired by Mr. McCord upon the exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000.

 (6) All of these shares are held in a family trust of which Mr. Devereux is a grantor and a trustee and include 10,534 shares of Common Stock which may be acquired by Mr. Devereux upon the exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000. Does not include shares owned by Mr. Devereux's children who do not reside with him.

 (7) Consists of 3,328 shares of Common Stock which may be acquired by Ms. Wilson upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000.

 (8) Such shares include 2,918,652 shares owned by Primus Capital Fund III Limited Partnership, 4,000 shares owned by Sage Investments Limited Partnership and include 3,000 shares of Common Stock which may be acquired by Mr. Wilson upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000. Mr. Wilson also holds 6,000 shares in his individual capacity. Mr. Wilson, a director of the Company, is a managing director of Primus Venture Partners, Inc., the sole general partner of Primus Venture Partners III Limited Partnership, the sole general partner of Primus Capital Fund III Limited Partnership. Mr. Wilson shares voting and investment power with respect to such shares with four other directors of Primus Venture Partners, Inc. Mr. Wilson disclaims beneficial ownership of the shares held by Primus Capital Fund III Limited Partnership, except to the extent of his pecuniary interest therein. Mr. Wilson is the general partner of Sage Investments Limited Partnership.

 (9) All such shares are held in a family trust of which Mr. Massimino is a grantor and a trustee and include 3,000 shares of Common Stock which may be acquired by Mr. Massimino upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000.

(10) Includes 3,000 shares of Common Stock which may be acquired by Ms. Skladany upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000.

(11) Includes 3,000 shares of Common Stock which may be acquired by Dr. D'Amico upon exercise of stock options which are currently exercisable or exercisable within 60 days of September 15, 2000.

(12) The address of each such person is c/o Corinthian Colleges, Inc., 6 Hutton Centre Drive, Suite 400, Santa Ana, California 92707.

                                  PROPOSAL 2

                         PROPOSED ACTION REGARDING THE
                          1998 PERFORMANCE AWARD PLAN

  At the Annual Meeting, stockholders will be asked to approve an amendment (the "Amendment") to the Corinthian Colleges, Inc. 1998 Performance Award Plan (the "1998 Plan"). The Amendment consists of three parts: (1) an increase of the number of shares available under the 1998 Plan, (2) an increase in the number of shares that can be granted to any individual in any fiscal year from 22,047 to 50,000, and (3) confirmation and approval of the performance-based award feature of the 1998 Plan. Following is a more detailed summary of the two parts of the Amendment:

  . Share Increase. The 1998 Plan provides for a limit on the aggregate number of shares of Common Stock that may be issued or delivered pursuant to awards thereunder (the "Aggregate Share Limit"). The Aggregate Share Limit is currently 529,134 shares. As of June 30, 2000, of those shares, approximately 371,929 shares were subject to awards then outstanding under the 1998 Plan, and approximately 153,593 shares were then available for additional 1998 Plan awards. On August 30, 2000 the Board of Directors approved a grant (to be carried out within 30 days of such date) of stock options covering an aggregate of 153,500 shares.

    On September 6, 2000, the Board of Directors approved, subject to stockholder approval, an amendment to the Aggregate Share Limit. The Amendment, if approved by stockholders, will increase the Aggregate Share Limit from 529,134 shares to 1,629,134 shares (an increase of 1,100,000 shares), subject to certain adjustments as provided in the 1998 Plan (see "Summary Description of the 1998 Plan--Limits on Awards; Authorized Shares" below). The Board of Directors approved the share increase based, in part, on a belief that the number of shares that remained available for additional awards under the 1998 Plan was insufficient to adequately provide for future incentives.

  . Increase in Maximum Annual Individual Awards. The 1998 Plan limits the number of shares which may be subject to awards granted to any individual during a calendar year to 22,047 shares. If stockholders approve the Amendment, this limit will increase to 50,000 shares per individual per fiscal year.

  . Performance Share Awards. One element of the 1998 Plan is the Company's flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (in addition to other awards such as stock options and stock appreciation rights which are expressly authorized under the 1998 Plan and may also qualify as performance-based awards for Section 162(m) purposes) ("Performance-Based Awards"). (See "Summary Description of the 1998 Plan--Performance-Based Awards Under Section 162(m); Business Criteria" below.) Section 162(m) requires that the Company obtain periodic stockholder approval of this element of the Plan and the related "business criteria" (described below) that may be referenced in granting Performance-Based Awards. Therefore, in addition to the share increase described above, stockholders are being asked to approve the Performance-Based Award element of the Plan, including the related business criteria that may be referenced in granting Performance-Based Awards.

  If the Amendment is not approved by stockholders, the current Aggregate Share Limit of 529,134 shares will remain in effect and the Company will not have the flexibility to grant Performance-Based Awards under the 1998 Plan (other than the stock options and stock appreciation rights which are otherwise expressly authorized under the 1998 Plan).

  The principal terms of the 1998 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 1998 Plan, which can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. Capitalized terms used in the summary which are not otherwise defined are used as defined in the 1998 Plan.

Summary Description of the 1998 Plan

  Purpose. The purpose of the 1998 Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means to attract, motivate, retain and reward selected eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company.

  Awards. The 1998 Plan authorizes stock options, stock appreciation rights ("SARs"), restricted stock, stock bonuses, Performance-Based Awards, as well as certain other stock-based and cash awards described in the 1998 Plan. The various forms of awards that may be granted under the 1998 Plan give the Company the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or stock appreciation right will expire, or other award will vest, not more than 10 years after the date of grant.

  Administration. The 1998 Plan will be administered by the Board of Directors or by one or more committees appointed by the Board of Directors (the appropriate acting body is referred to as the "Administrator"). The Administrator is currently the Compensation Committee of the Board of Directors.

  The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Subject to the other provisions of the 1998 Plan, the Administrator has the authority (a) to permit the recipient of any award to pay the purchase price of shares of Common Stock or the award in cash or by check, the delivery of previously owned shares of Common Stock, or a cashless exercise; (b) to accelerate the receipt or vesting of benefits pursuant to an award; and (c) to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award.

  Eligibility. Persons eligible to receive awards under the 1998 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries.

  Currently, approximately 2,900 officers and employees of the Company and its subsidiaries (including all of the Company's named executive officers) and each of the four non-employee directors of the Company are considered eligible under the 1998 Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted. Members of the Board of Directors who are not officers or employees of the Company ("Non-Employee Directors") are also eligible for certain automatic stock option grants described below under "Automatic Award Grants to Non-Employee Directors."

  Limits on Awards; Authorized Shares. As described above, the current Aggregate Share Limit under the 1998 Plan is 529,134 shares. If stockholders approve the Amendment, the Aggregate Share Limit will become 1,629,134 shares.

  The 1998 Plan provides that the maximum number of shares subject to Awards which may be granted to any individual during any calendar year is 22,047. If stockholders approve the Amendment, this limit will increase to 50,000 shares per individual per fiscal year.

  As is customary in incentive plans of this nature, the number and kind of shares available under the 1998 Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards, and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders.

  The 1998 Plan will not limit the authority of the Board of Directors or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  Stock Options. An option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price per share will be determined by the Administrator at the time of grant, but in the case of Incentive Stock Options may not be less than the fair market value of a share on the date of grant.

  An option may either be an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Option benefits are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment of Awards Under the 1998 Plan" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Code and the 1998 Plan. Full payment for shares purchased on the exercise of an option must be made at the time of such exercise in a manner approved by the Administrator.

  Stock Appreciation Rights. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR. SARs may be granted in connection with other awards or independently.

  Restricted Stock Awards, Stock Bonuses. A restricted stock award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the Participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

  Stock Bonuses. The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on the shares) as determined from time to time by the Administrator. The number of shares so awarded will be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

  Performance-Based Awards Under Section 162(m); Business Criteria. If stockholders approve the Amendment, the Administrator may grant to executive officers Performance-Based Awards designed to satisfy the requirements for deducibility under Section 162(m). (As noted above, these Performance-Based Awards are in addition to options or SARs which may also qualify as performance-based awards for Section 162(m) purposes.) These awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments, or units.

  The Administrator will establish the business criteria on which performance goals will be awarded. The business criteria on which performance goals will be established include revenue growth, net earnings (before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, stock appreciation, total stockholder return, or cost containment or reduction, or any combination thereof.

  Performance-Based Awards are earned and payable only if performance reaches specific, preestablished performance goals related to one or more of the business criteria approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

  Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum Award limits. Grants of Performance-Based Awards in any calendar year to any participant may not be made with reference to more than 22,047 shares (50,000 shares per fiscal year if the Amendment is approved by stockholders) or, if the award is payable solely in cash, may not provide for payment of more than $200,000.

  Deferrals. The 1998 Plan authorizes the Administrator to permit deferred payment of awards. The Administrator may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

  Automatic Award Grants to Non-Employee Directors. In each year during the term of the 1998 Plan commencing in 2000, there will be granted automatically as of the date of the annual meeting of stockholders in each such year, a Nonqualified Stock Option to purchase 3,000 shares of Common Stock to each Non-Employee Director then continuing in office (the "Non-Employee Director Program"). The purchase price per share of Common Stock covered by each Option granted under the Non-Employee Director Program will be the fair market value of the Common Stock on the date the option is granted. The 1998 Plan provides that Non-Employee Director Program Options vest on the first anniversary of the date of grant and generally expire on the tenth anniversary of the date of grant. Immediately prior to the occurrence of a Change in Control, each option granted under the Non-Employee Director Program will become exercisable in full.

  Acceleration of Awards; Possible Early Termination of Awards. Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon a Change in Control Event each Option and Stock Appreciation Right will become immediately exercisable, restricted stock will vest, and cash and performance-based awards will become payable. A Change in Control Event under the 1998 Plan generally includes (subject to certain exceptions) a 50% or more change in ownership of the Company, certain changes in a majority of the Board of Directors, certain mergers or consolidations, or a liquidation of the Company or sale of substantially all of the Company's assets.

  Termination of or Changes to the 1998 Plan. The Board of Directors may amend or terminate the 1998 Plan at any time and in any manner. Stockholder approval for an amendment will generally not be obtained unless required by applicable law or deemed necessary or advisable by the Board of Directors. Unless previously terminated by the Board of Directors, the 1998 Plan will terminate on June 30, 2008. Outstanding Awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

  Securities Underlying Awards. The market value of a share of Common Stock as of June 30, 2000 was $23.44 per share. Upon receipt of stockholder approval of the Amendment, the Company plans to register under the Securities Act of 1933, the additional shares of Common Stock available under the 1998 Plan.

Federal Income Tax Consequences of Awards under the 1998 Plan

  The federal income tax consequences of the 1998 Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with general tax principles applicable to the 1998 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

  With respect to Nonqualified Stock Options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 1998 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as Nonqualified Stock Options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

  If an award is accelerated under the 1998 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

Specific Benefits

  For information regarding stock options granted to the Named Executive Officers of the Company during fiscal 2000, see the material under the heading "Executive Compensation and Certain Transactions" above.

  The Board of Directors has approved, subject to stockholder approval of the Amendment, the following stock option grants under the 1998 Plan. Except as described in the preceding sentence and reflected in the following table, the number, the amount and type of awards to be received by or allocated to eligible persons in the future under the 1998 Plan cannot be determined at this time.

                       CONTEMPLATED STOCK OPTION GRANTS

      Name and Position                                        Number of Shares
      -----------------                                        ----------------
      David G. Moore..........................................      50,000
      President and Chief Executive Officer
      Paul R. St. Pierre......................................      50,000
      Executive Vice President, Marketing
      Dennis L. Devereux......................................      50,000
      Executive Vice President, Human Resources
      Beth A. Wilson..........................................      15,000
      Vice President, Operations
      Other Officers Who Are Not Named Executive Officers.....      80,000
      ________________________________________________________

      Named Executive Officers................................     165,000
      Other Officers Who Are Not Named Executive Officers.....      80,000
                                                                   -------
                                                                   245,000

  The stock options reflected in the foregoing table will be granted only if stockholders approve the Amendment. Such grants (if the Amendment is approved) will have a term of 10-years and will be subject to vesting of 25% per year over the next four years after the grant. Each such option will be granted with a per share exercise price equal to the fair market value of a share of Common Stock on the date the option is granted and the options will otherwise be on terms similar to the Company's prior stock option grants under the 1998 Plan.

Vote Required; Recommendation of the Board of Directors "FOR" this Proposal

  The Board of Directors believes that the approval of the 1998 Plan Amendment will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based upon the attainment of corporate objectives and increases in stockholder value.

  Approval of the Amendment requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1998 STOCK AWARD PLAN.

  Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 1. All members of the Board of Directors are eligible for awards under the 1998 Plan.

                                  PROPOSAL 3

                    PROPOSED ACTION REGARDING THE EMPLOYEE
                              STOCK PURCHASE PLAN

  On August 30, 2000, the Board of Directors adopted, subject to stockholder approval, the Corinthian Colleges, Inc. Employee Stock Purchase Plan (the "ESPP").

  The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, a copy of which is included as Appendix A to this Proxy Statement. Capitalized terms used in the summary which are not otherwise defined are used as defined in the ESPP.

Summary Description of the ESPP

  Purpose. The purpose of the ESPP is to provide certain employees of the Company (and its participating Subsidiaries) with an incentive to advance the best interests of the Company by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms.

  Operation. The ESPP generally operates in successive six-month periods ("Offering Periods"), commencing on each January 1 and July 1. If stockholders approve the ESPP, the first Offering Period will commence on or about January 1, 2001 and will end on or about June 30, 2001. On the first day of each Offering Period (the "Grant Date"), each Eligible Employee who has timely filed a valid election to participate in the ESPP for that Offering Period (a "Participant") will be granted an option (an "Option") to purchase shares of the Company's Common Stock. A Participant must designate in his or her election the percentage (which must be at least 1% and not more than 15%) of his or her Compensation to be withheld from his or her pay during that Offering Period and credited to a bookkeeping account (an "Account") maintained under the ESPP in his or her name on the Company's books.

  Each Option will be for a six-month term and will automatically be exercised on the last day of the Offering Period with respect to which it was granted (the "Exercise Date"). The number of shares of Common Stock acquired by a Participant upon exercise of his or her Option will be determined by dividing the Participant's Account balance as of the Exercise Date by the Option Price. The "Option Price" for each Option will equal the lesser of: (1) 90% of the Fair Market Value of a share of Common Stock on the Grant Date of the Option; or (2) 90% of the Fair Market Value of a share of Common Stock on the Exercise Date of the Option. A Participant's Account will be reduced upon exercise of his or her Option by the amount used to pay the Option Price.

  A Participant's election to participate in the ESPP will continue in effect for all Offering Periods until: (1) he or she timely files a new valid election to change the level of his or her contributions or terminate his or her participation, effective with the following Offering Period; or (2) the ESPP or his or her participation in an Offering Period is terminated, each as described below. No interest will be paid to any Participant or credited to any Account under the ESPP.

  Eligibility. Only Eligible Employees may participate in the ESPP. An "Eligible Employee" is any employee of the Company (or any of its participating Subsidiaries) who has completed at least twelve months of continuous employment with the Company (or a participating Subsidiary) as of the applicable Grant Date. Notwithstanding the foregoing, any employee of the Company who owns 5% or more of the Common Stock is excluded from ESPP participation. As of June 30, 2000, there were a total of approximately 1,660 employees of the Company and its participating Subsidiaries (including three of the Company's Named Executive Officers) who were Eligible Employees and would have been entitled to participate in the ESPP had it been in effect.

  Termination of Participation. A Participant may elect to terminate his or her contributions to the ESPP during an Offering Period at any time prior to the Exercise Date by completing and filing a withdrawal form in a manner prescribed by the Committee. A Participant's participation in the ESPP will also terminate (prior to the applicable Exercise Date) if his or her employment by the Company (or a participating Subsidiary) terminates for any reason.

  If a Participant's ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period, his or her Option for that Offering Period will automatically terminate, and his or her Account balance will be paid to him or her in cash without interest. However, a Participant's termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

  Authorized Shares; Limits on Contributions. The maximum aggregate number of shares of Common Stock available under the ESPP is 250,000 shares. As required by the Code, a Participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period) under the ESPP in any one calendar year. In the event of a merger, consolidation, recapitalization, stock split, stock dividend, combination of shares, or other change affecting the Common Stock, a proportionate and equitable adjustment will be made to the number of shares subject to the ESPP and outstanding Options.

  Administration. The ESPP will be administered by the Board of Directors or a committee appointed by the Board of Directors. The ESPP administrator is currently the Compensation Committee of the Board of Directors. The ESPP will not limit the authority of the Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  Amendment or Termination of the ESPP. The Board of Directors may amend, modify or terminate the ESPP at any time and in any manner, provided that the existing rights of Participants are not materially adversely affected thereby. Stockholder approval for any amendment will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law.

  Unless previously terminated by the Board of Directors, no new Offering Periods will commence on or after, and the ESPP will terminate on, August 30, 2010 or, if earlier, when no shares remain available for Options under the ESPP.

  Securities Underlying Awards. The market value of a share of Common Stock as of June 30, 2000 was $23.44 per share. Upon receipt of stockholder approval of the ESPP, the Company plans to register under the Securities Act of 1933, the shares of Common Stock available under the ESPP.

Federal Income Tax Consequences of the ESPP

  The federal income tax consequences of the ESPP under current federal law, which is subject to change, are summarized in the following discussion which deals with general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

  The ESPP is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. Participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the Participant and for which the Company or a Subsidiary is generally entitled to a tax deduction). Generally, no taxable income will be recognized by a Participant as of either the Grant Date or the Exercise Date of an Option. A Participant will generally recognize income (or loss) upon a sale or disposition of the shares acquired under the ESPP. If such shares are held by the Participant for a period of at least two years after the Grant Date of the related Option and for a period of at least one year after the Exercise Date of the related Option (the "Required Holding Period"), and the shares are sold at a price in excess of the Option Price of the related Option, the gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of: (1) the amount by which the fair market value of the shares on the Grant Date exceeded the Option Price, or (2) the amount by which the fair market value of the shares at the time of their sale exceeded the Option Price. Any portion of the gain not taxed as ordinary income will be taxed at capital gain tax rates. The Company will not be entitled to a federal income tax deduction with respect to any shares that are held for the Required Holding Period.

Specific Benefits

  The benefits that will be received by or allocated to Eligible Employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of Common Stock under the ESPP (subject to the limitations discussed above) are entirely within the discretion of each Participant.

Vote Required; Recommendation of the Board of Directors "FOR" this Proposal

  The Board of Directors believes that the ESPP will help promote the interests of the Company by (1) linking the interests of the Company's stockholders and Participants, and (2) providing an additional means through which the Company can attract, motivate, and retain employees.

  Approval of the Amendment requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ESPP.

  Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 1. Members of the Board of Directors who are also employees of the Company are eligible for awards under the ESPP.

                                  PROPOSAL 4

                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors, upon the recommendation of the Audit Committee, has appointed Arthur Andersen LLP, independent certified public accountants, as auditors of Corinthian's financial statements for the fiscal year ended June 30, 2001. Arthur Andersen LLP has acted as auditors for Corinthian since its inception in 1995. The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Arthur Andersen LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Arthur Andersen LLP, the Board of Directors will interpret this as an instruction to seek other auditors. It is expected that representatives of Arthur Andersen LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF CORINTHIAN'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2001.

                 MISCELLANEOUS AND OTHER MATTERS SOLICITATION

  The cost of this proxy solicitation will be borne by Corinthian. Corinthian may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at Corinthian's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by Corinthian for their reasonable out-of-pocket expenses of solicitation. Corinthian does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

                           PROPOSALS OF STOCKHOLDERS

  Stockholder proposals intended to be considered at Corinthian's 2001 Annual Meeting of Stockholders must be received by the Secretary of Corinthian at its principal executive offices no later than June 18, 2001 in order to be considered for inclusion in Corinthian's Proxy Statement and form of proxy relating to that meeting. If a stockholder notifies Corinthian of such stockholder's intent to present a proposal for consideration at Corinthian's 2001 Annual Meeting of Stockholders after September 1, 2001, Corinthian, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                                OTHER BUSINESS

  The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in Corinthian's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

                            ADDITIONAL INFORMATION

  Included herewith is a copy of Corinthian's Annual Report on Form 10-K for its fiscal year ended June 30, 2000, as filed with the Commission. Corinthian files annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information we file at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Commission at http://www.sec.gov.

                                          By order of the Board of Directors

                                          /s/ DAVID G. MOORE

                                          David G. Moore
                                          President and Chief Executive Officer

Santa Ana, California,
October 16, 2000

ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                   APPENDIX A

                           CORINTHIAN COLLEGES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
  1. PURPOSE..............................................................    1
  2. DEFINITIONS..........................................................    1
  3. ELIGIBILITY..........................................................    4
  4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS........................    4
  5. OFFERING PERIODS.....................................................    4
  6. PARTICIPATION........................................................    4
  7. METHOD OF PAYMENT OF CONTRIBUTIONS...................................    5
  8. GRANT OF OPTION......................................................    6
  9. EXERCISE OF OPTION...................................................    7
 10. DELIVERY.............................................................    8
 11. TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS.................    8
 12. ADMINISTRATION.......................................................    9
 13. DESIGNATION OF BENEFICIARY...........................................   10
 14. TRANSFERABILITY......................................................   11
 15. USE OF FUNDS; INTEREST...............................................   11
 16. REPORTS..............................................................   11
 17. ADJUSTMENTS OF AND CHANGES IN THE STOCK..............................   11
 18. POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS.......................   12
 19. TERM OF PLAN; AMENDMENT OR TERMINATION...............................   12
 20. NOTICES..............................................................   13
 21. CONDITIONS UPON ISSUANCE OF SHARES...................................   13
 22. PLAN CONSTRUCTION....................................................   13
 23. EMPLOYEES' RIGHTS....................................................   14
 24. MISCELLANEOUS........................................................   14
 25. EFFECTIVE DATE.......................................................   15
 26. TAX WITHHOLDING......................................................   15
 27. NOTICE OF SALE.......................................................   15

                           CORINTHIAN COLLEGES, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

  The following constitute the provisions of the Corinthian Colleges, Inc. Employee Stock Purchase Plan (this "Plan").

1. PURPOSE

  The purpose of this Plan is to provide Eligible Employees with an incentive to advance the best interests of the Corporation (and those Subsidiaries which may be designated by the Committee as "Participating Corporations") by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms.

2. DEFINITIONS

    Capitalized terms used herein which are not otherwise defined shall have the following meanings.

    "Account" means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

    "Board" means the Board of Directors of the Corporation.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 12.

    "Common Stock" means the Common Stock, par value $0.0001 per share, of the Corporation and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

    "Company" means, collectively, the Corporation, its Parent and its Subsidiaries (if any).

    "Compensation" means an Eligible Employee's regular earnings, overtime pay, sick pay, vacation pay, cash incentive compensation, commissions and bonuses. Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company.

    "Contributions" means all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).

    "Corporation" means Corinthian Colleges, Inc., a Delaware corporation, and its successors.

    "Effective Date" means the date this Plan was adopted by the Board.

    "Eligible Employee" means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a "Participating Corporation" (including any Subsidiaries which have become such after the date that this Plan is approved by the stockholders of the Corporation). Notwithstanding the foregoing, "Eligible Employee" shall not include any employee who has not as of the Grant Date completed at least twelve months of continuous employment with the Company.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    "Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

    "Fair Market Value" on any date means: (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the last/closing price for a share of Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for a share of Common Stock on such date, as furnished by the NASD or a similar organization; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

    "Grant Date" means the first day of each Offering Period, as determined by the Committee and announced to potential Eligible Employees.

    "Offering Period" means the six-consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period; provided further that the Grant Date for an Offering Period may not occur on or before the Exercise Date for the immediately preceding Offering Period.

    "Option" means the stock option to acquire Shares granted to a Participant pursuant to Section 8.

    "Option Price" means the per share exercise price of an Option as determined in accordance with Section 8(b).

    "Parent" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

    "Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

    "Plan" means this Corinthian Colleges, Inc. Employee Stock Purchase Plan, as it may hereafter be amended from time to time.

    "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission under
    Section 16, as amended from time to time.

    "Section 16" means Section 16 of the Exchange Act.

    "Share" means a share of Common Stock.

    "Subscription Agreement" means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

    "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3. ELIGIBILITY

  Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

  (a) Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 250,000 Shares, subject to adjustments pursuant to Section 17. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants' Account balances.

  (b) The maximum number of Shares that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 3,000, subject to adjustments pursuant to Section 17 (the "Individual Limit"); provided, however, that the Committee may amend such Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval. The Individual Limit shall be proportionately adjusted for any Offering Period of less than six months, and may, at the discretion of the Committee, be proportionately increased for any Offering Period of greater than six months.

5. OFFERING PERIODS

  During the term of this Plan, the Corporation will offer Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date. Unless otherwise specified by the Committee in advance of the Offering Period, an Offering Period that commences on or about July 1 will end the following December 31 and an Offering Period that commences on or about January 1 will end the following June 30. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date. The first Offering Period shall commence no earlier than the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6. PARTICIPATION

  (a) An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Eligible Person and filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee's Compensation to be credited to the Participant's Account as Contributions each pay period.

  (b) Notwithstanding the foregoing, a Participant's Contribution election shall be subject to the following limitations:

      (i) the 5% ownership and the $25,000 annual purchase limitations set forth in Section 8(c);

      (ii) unless the Committee otherwise provides, an election of a stated amount of Compensation must result in a Plan Contribution of at least $10.00 each pay period;

      (iii) a Participant may not elect to contribute more than fifteen percent (15%) of his or her Compensation as Plan Contributions; and

      (iv) such other limits, rules, or procedures as the Committee may prescribe.

  (c) Subscription Agreements shall contain the Eligible Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee's Subscription Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (i) the Eligible Employee's participation terminates pursuant to the terms hereof, (ii) the Eligible Employee files a new Subscription Agreement that becomes effective, or (iii) the Committee requires that a new Subscription Agreement be executed and filed with the Corporation.

7. METHOD OF PAYMENT OF CONTRIBUTIONS

  (a) The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

  (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her participation terminates pursuant to Section 11.

  (c) A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(c) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period. Partial withdrawals of Accounts, and other modifications or suspensions of Subscription Agreements, except as provided in Section 7(e) or 7(f), are not permitted.

  (d) During leaves of absence approved by the Corporation and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

  (e) A Participant may discontinue, increase, or decrease the level of his or her Contributions (within Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. An election pursuant to this Section 7(e) shall be effective no earlier than the first Offering Period that commences after the Corporation's receipt of such election.

  (f) A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. A Participant may make only one election under this Section 7(f) each Offering Period. An election pursuant to this Section 7(f) shall be effective no earlier than the first payroll period that starts after the Corporation's receipt of such election.

8. GRANT OF OPTION

  (a) On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price.

  (b) The Option Price per Share of the Shares subject to an Option for an Offering Period shall be the lesser of: (i) 90% of the Fair Market Value of a Share on the applicable Grant Date; or (ii) 90% of the Fair Market Value of a Share on the applicable Exercise Date.

  (c) Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase Shares under this Plan to the extent:

      (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

      (ii) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

  For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9. EXERCISE OF OPTION

  Unless a Participant's Plan participation is terminated as provided in
  Section 11, his or her Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of whole Shares subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 8(c)) shall be purchased at the Option Price with the balance of such Participant's Account.

  If any amount which is not sufficient to purchase a whole Share remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the Share limit of Section 4(a) is reached, any amount that remains in a Participant's Account after the exercise of his or her Option on the Exercise Date to purchase the number of Shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.

  If any amount which exceeds the Individual Limit set forth in Section 4(b) or one of the limitations set forth in Section 8(c) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.  DELIVERY

  As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy
  Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant the amount of the balance in his or her Account.

11.  TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

  (a) Except as provided in the next paragraph, if a Participant ceases to be an Eligible Employee for any reason, or if the Participant elects to terminate Contributions pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her or in cash (or, in the event of the Participant's death, to the person or persons entitled thereto under Section 13 in cash), and such Participant's Option and participation in the Plan shall be automatically terminated.

      If a Participant (i) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Company through the Exercise Date, or (ii) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company, and the leave meets the requirements of Treasury Regulation
      Section 1.421-7(h)(2) and the Participant is an employee of the Company or on such leave as of the applicable Exercise Date, such Participant's Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant's Account for that Offering Period shall be used to exercise the Participant's Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes an election to terminate Contributions in accordance with Section 7(c) at any time prior to the last day of the applicable Offering Period, in which case such Participant's Account shall be paid to him or her in cash in accordance with the foregoing paragraph).

  (b) A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

  (c) For purposes of this Plan, if a Participating Corporation ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan and will no longer be an Eligible Employee, unless the person continues as an Eligible Employee in respect of another Company entity.

12.  ADMINISTRATION

  (a) The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. Each member of the Committee, in respect of any transaction at a time when an affected Participant may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume or change the administration of this Plan.

  (b) The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Corporation, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including officers or employees of the Corporation.

  (c) Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, the Corporation, any Participating Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Corporation. No member of the Board or Committee, or officer or agent of the Company, will be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

13.  DESIGNATION OF BENEFICIARY

  (a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Corporation receives notice of such Participant's death and any outstanding unexercised Option shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Corporation receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.

  (b) Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

14. TRANSFERABILITY

  Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to Section 13.

15. USE OF FUNDS; INTEREST

  All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).

16. REPORTS

  Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Fair Market Value of a Share, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.

17. ADJUSTMENTS OF AND CHANGES IN THE STOCK

  Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

  (a) proportionately adjust any or all of (i) the number and type of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options,
      (iii) the Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

  (b) make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

  The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or strike price of the Option.

  In each case, no adjustment, substitution, exchange or settlement will be made (without reasonable compensation therefor) that would cause this Plan to violate Section 423 of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby.

  In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18. POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

  Upon a dissolution of the Corporation, or any other event described in
  Section 17 that the Corporation does not survive, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant's Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant's Account shall be paid to him or her in cash without interest.

19. TERM OF PLAN; AMENDMENT OR TERMINATION

  (a) This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after the tenth anniversary of the Effective Date and this Plan shall terminate as of the Exercise Date on or immediately following such tenth anniversary unless sooner terminated pursuant to Section 4, Section 18, or this Section 19.

  (b) The Board may, at any time, terminate or, from time to time amend, modify or suspend this Plan, in whole or in part, without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by Section 423 of the Code or other applicable law, or deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring stockholder approval.

20. NOTICES

  All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21. CONDITIONS UPON ISSUANCE OF SHARES

  This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

22. PLAN CONSTRUCTION

  (a) It is the intent of the Corporation that transactions involving Options under this Plan in the case of Participants who are or may be subject to the prohibitions of Section 16 satisfy the requirements for applicable exemptions under Rule 16 promulgated by the Commission under
      Section 16 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 or other exemptive rules under Section 16 in respect of those transactions and will not be subject to avoidable liability thereunder.

  (b) This Plan and Options are intended to qualify under Section 423 of the Code.

  (c) If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23. EMPLOYEES' RIGHTS

  (a) Nothing in this Plan (or in any other documents related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or effect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate his or her employment or other service with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

  (b) No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation. No special or separate reserve, fund or deposit will be made to assure any such payment.

  (c) A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24. MISCELLANEOUS

  (a) This Plan, the Options, and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

  (b) Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

  (c) The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

  (d) Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

25. EFFECTIVE DATE

  This Plan shall be effective on the Effective Date, subject, however, to the approval of this Plan by the stockholders of the Corporation within twelve months after the date on which the Board approved this Plan. Notwithstanding anything else contained herein to the contrary, no Shares shall be issued or delivered under this Plan until such stockholder approval is obtained and, if such stockholder approval is not obtained within such 12-month period of time, all Contributions credited to a Participant's Account hereunder shall be refunded to such Participant as soon as practicable after the end of such 12-month period.

26. TAX WITHHOLDING

  Notwithstanding anything else contained in this Plan herein to the contrary, the Company may deduct from a Participant's Account balance as of an Exercise Date, before the exercise of the Participant's Option is given effect on such date, the amount of any taxes which the Company reasonably determines it may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares of Common Stock subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant's Account (after reduction for the tax withholding amount).

  Should the Company for any reason be unable, or elect not to, satisfy its tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant's exercise of an Option, or should the Company reasonably determine that it has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of
  Section 423 of the Code, the Company shall have the right at its option to
  (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event or (ii) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event.

27. NOTICE OF SALE

  Any person who has acquired shares of Common Stock under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock if such sale or transfer occurs (i) within the two-year period after the Grant Date of the Offering Period with respect to which such Shares were acquired, or (ii) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such shares of Common Stock were acquired.

                           CORINTHIAN COLLEGES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR ANNUAL MEETING, NOVEMBER 16, 2000

   The undersigned, a stockholder of CORINTHIAN COLLEGES, INC., a Delaware corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and a copy of the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2000; and, revoking any proxy previously given, hereby constitutes and appoints Dennis N. Beal and Dennis L. Devereux and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 6 Hutton Centre Drive, Suite 100, Santa Ana, California 92707 on November 16, 2000 at 10:00 a.m. California time, and at any adjournment thereof, on all matters coming before said meeting.

   The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

1. Nominees for a three-year term as a Class II member of the Company's Board of Directors:

     Paul R. St. Pierre                  Linda Arey Skladany
      [_] FOR this nominee                [_] FOR this nominee
      [_] WITHHOLD AUTHORITY to vote      [_] WITHHOLD AUTHORITY to vote
          for this nominee                    for this nominee

2. To approve the amendments to the Company's 1998 Performance Award Plan.

                  [_] FOR       [_] AGAINST        [_] ABSTAIN

3. To approve the Company's Employee Stock Purchase Plan.

                  [_] FOR       [_] AGAINST        [_] ABSTAIN

4. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for its fiscal year ending June 30, 2001.

                  [_] FOR       [_] AGAINST        [_] ABSTAIN

5. In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

                   (continued and to be signed on other side)



  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

                                           (This Proxy must be signed exactly as
                                           your name appears hereon. Executors,
                                           administrators, trustees, etc.,
                                           should give full title as such. If
                                           the shares are held in joint name,
                                           either person may sign this Proxy. If
                                           the stockholder is a corporation, a
                                           duly authorized officer should sign
                                           on behalf of the corporation and
                                           should indicate his or her title.)

                                           Dated: ________________________, 2000

                                           _____________________________________
                                                  Signature of Stockholder

                                           Dated: ________________________, 2000

                                           _____________________________________
                                                  Signature of Stockholder

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.